First Choice Bancorp

**IMPORTANT ANNUAL MEETING INFORMATION** 000004

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# Admission Ticket

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## Electronic Voting Instructions

### Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Pacific Standard Time, on June 19, 2018.**

### Vote by Internet

- Go to **www.envisionreports.com/FCBP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

### Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Annual Meeting Proxy Card

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▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

## A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 1, 2, and 4.

| | For | Against | Abstain |
|---|---|---|---|
| 1. **Approval of the Merger Agreement and the Merger**. To approve the Agreement and Plan of Reorganization and Merger, dated February 23, 2018 (the "merger agreement"), by which Pacific Commerce Bancorp will be merged with and into First Choice Bancorp; and Pacific Commerce Bancorp's bank subsidiary, Pacific Commerce Bank, will be merged with and into First Choice Bancorp's bank subsidiary, First Choice Bank (the "merger"); as more fully described in the accompanying joint proxy statement/prospectus. | ☐ | ☐ | ☐ |
| 2. **Adjournments**. Approving the grant of discretionary authority to adjourn the First Choice Annual Meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting of First Choice to approve the terms of the merger agreement. | ☐ | ☐ | ☐ |

3. Election of Directors:

| Nominee | For | Withhold |
|---|---|---|
| 01 - Roshan H. Bhakta | ☐ | ☐ |
| 02 - Homer Wai Chan | ☐ | ☐ |
| 03 - Robert M. Franko | ☐ | ☐ |
| 04 - James H. Gray | ☐ | ☐ |
| 05 - Peter H. Hui | ☐ | ☐ |
| 06 - Fred Jensen | ☐ | ☐ |
| 07 - Pravin C. Pranav | ☐ | ☐ |
| 08 - Uka Solanki | ☐ | ☐ |
| 09 - Phillip T. Thong | ☐ | ☐ |

| | For | Against | Abstain |
|---|---|---|---|
| 4. **Ratification of the Appointment of Independent Registered Public Accounting Firm**. To ratify the appointment of Vavrinek, Trine, Day & Co., LLP, which we sometimes refer to as Vavrinek, as our independent registered public accounting firm for our 2018 fiscal year. | ☐ | ☐ | ☐ |

5. **Other Business**. No other business may be conducted at the special meeting.

## B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

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# 2018 Annual Meeting Admission Ticket

**2018 Annual Meeting of**
**First Choice Bancorp Shareholders**

**June 19, 2018 at 5:00 p.m. Local Time**
**Cerritos Library**
**18025 Bloomfield Avenue, Cerritos, California**

**Upon arrival, please present this admission ticket and photo identification at the registration desk.**

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## Proxy — FIRST CHOICE BANCORP

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### Notice of 2018 Annual Meeting of Shareholders

**Cerritos Library, 18025 Bloomfield Avenue, Cerritos, California**

**Proxy Solicited by Board of Directors for Annual Meeting — June 19, 2018**

The undersigned shareholder of First Choice Bancorp ("**First Choice**") hereby nominates, constitutes and appoints Peter H. Hui, Phillip T. Thong, Robert M. Franko or any one of them, and each of them, the attorney, agent, and proxy of the undersigned with full powers of substitution, to vote all stock of First Choice which the undersigned is entitled to vote at the Annual Meeting of Shareholders of First Choice to be held on June 19, 2018, at 5:00 p.m. at the Cerritos Library located at 18025 Bloomfield Avenue, Cerritos, California, (local time), and at any and all adjournments thereof as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

**THIS PROXY IS SOLICITED ON BEHALF OF FIRST CHOICE'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF FIRST CHOICE AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.**

**THE BOARD OF DIRECTORS OF FIRST CHOICE UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT AND MERGER AND "FOR" AUTHORIZING ADJOURNMENTS.** This Proxy confers discretionary authority and shall be voted in accordance with the recommendations of First Choice's Board of Directors unless a contrary instruction is indicated, in which case this Proxy shall be voted in accordance with such instruction.

**In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.**

(Items to be voted appear on reverse side.)

### C Non-Voting Items

**Change of Address** — Please print your new address below.

**Comments** — Please print your comments below.

**Meeting Attendance**
Mark the box to the right if you plan to attend the Annual Meeting. ☐

**IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.**

+

First Choice Bancorp

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

### A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 1, 2, and 4.

| | For | Against | Abstain |
|---|---|---|---|
| 1. **Approval of the Merger Agreement and the Merger**. To approve the Agreement and Plan of Reorganization and Merger, dated February 23, 2018 (the "merger agreement"), by which Pacific Commerce Bancorp will be merged with and into First Choice Bancorp; and Pacific Commerce Bancorp's bank subsidiary, Pacific Commerce Bank, will be merged with and into First Choice Bancorp's bank subsidiary, First Choice Bank (the "merger"); as more fully described in the accompanying joint proxy statement/prospectus. | ☐ | ☐ | ☐ |
| 2. **Adjournments**. Approving the grant of discretionary authority to adjourn the First Choice Annual Meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting of First Choice to approve the terms of the merger agreement. | ☐ | ☐ | ☐ |

3. Election of Directors:

| Nominee | For | Withhold |
|---|---|---|
| 01 - Roshan H. Bhakta | ☐ | ☐ |
| 02 - Homer Wai Chan | ☐ | ☐ |
| 03 - Robert M. Franko | ☐ | ☐ |
| 04 - James H. Gray | ☐ | ☐ |
| 05 - Peter H. Hui | ☐ | ☐ |
| 06 - Fred Jensen | ☐ | ☐ |
| 07 - Pravin C. Pranav | ☐ | ☐ |
| 08 - Uka Solanki | ☐ | ☐ |
| 09 - Phillip T. Thong | ☐ | ☐ |

| | For | Against | Abstain |
|---|---|---|---|
| 4. **Ratification of the Appointment of Independent Registered Public Accounting Firm**. To ratify the appointment of Vavrinek, Trine, Day & Co., LLP, which we sometimes refer to as Vavrinek, as our independent registered public accounting firm for our 2018 fiscal year. | ☐ | ☐ | ☐ |

5. **Other Business**. No other business may be conducted at the special meeting.

### B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

1 U P X 3 7 5 7 4 4 2

02U9XC

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

# Proxy — FIRST CHOICE BANCORP

## Notice of 2018 Annual Meeting of Shareholders

### Cerritos Library, 18025 Bloomfield Avenue, Cerritos, California

### Proxy Solicited by Board of Directors for Annual Meeting — June 19, 2018

The undersigned shareholder of First Choice Bancorp ("**First Choice**") hereby nominates, constitutes and appoints Peter H. Hui, Phillip T. Thong, Robert M. Franko or any one of them, and each of them, the attorney, agent, and proxy of the undersigned with full powers of substitution, to vote all stock of First Choice which the undersigned is entitled to vote at the Annual Meeting of Shareholders of First Choice to be held on June 19, 2018, at 5:00 p.m. at the Cerritos Library located at 18025 Bloomfield Avenue, Cerritos, California, (local time), and at any and all adjournments thereof as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

**THIS PROXY IS SOLICITED ON BEHALF OF FIRST CHOICE'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF FIRST CHOICE AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.**

**THE BOARD OF DIRECTORS OF FIRST CHOICE UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT AND MERGER AND "FOR" AUTHORIZING ADJOURNMENTS.** This Proxy confers discretionary authority and shall be voted in accordance with the recommendations of First Choice's Board of Directors unless a contrary instruction is indicated, in which case this Proxy shall be voted in accordance with such instruction.

**In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.**

(Items to be voted appear on reverse side.)